                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------


          The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2003, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.



                                                       /s/ John F. Akers
                                                       ---------------------
                                                           John F. Akers



Dated: March 3, 2004

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------


          The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2003, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                                       /s/ H. Furlong Baldwin
                                                       -------------------------
                                                           H. Furlong Baldwin



Dated:  March 3, 2004

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------


          The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2003, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                                       /s/ Ronald C. Cambre
                                                       -------------------------
                                                           Ronald C. Cambre



Dated: March 3, 2004

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------


          The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as her true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2003, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                                          /s/ Marye Anne Fox
                                                          ----------------------
                                                              Marye Anne Fox


Dated: March 3, 2004

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------


          The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2003, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                                      /s/ John J. Murphy
                                                      --------------------------
                                                          John J. Murphy



Dated: March 3, 2004

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------


          The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2003, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                                  /s/ Thomas A. Vanderslice
                                                  ------------------------------
                                                      Thomas A. Vanderslice


Dated: March 3, 2004